SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement               [  ]Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CNL Hospitality Properties, Inc.

                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [x] No fee required.
    [  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)  Title of each class of securities to which transaction applies:


    2) Aggregate number of securities to which transaction applies:


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4) Proposed maximum aggregate value of transaction:


     5) Total fee paid:



     [  ]Fee paid previously with preliminary materials.



     [ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:


     2)  Form, Schedule or Registration Statement No.:


     3)  Filing Party:


     4)  Date Filed:

PROXY                               CNL HOSPITALITY PROPERTIES, INC.


     The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL Hospitality Properties, Inc. (the "Company") which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 23, 2000, at 10:00 a.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement, dated April 6, 2000, a copy of which has been received by the undersigned, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

1.       Election of Seven Directors
     -------------------------------------------------------
     Nominees:    FOR ALL  WITHHELD FOR ALL  FOR ALL NOMINEES, EXCEPT VOTE
     WITHHELD FOR:
          Charles Adams                   Write that nominee's name above)
          Robert A. Bourne
          Lawrence A. Dustin
          John A. Griswold
          Matthew W. Kaplan
          Craig M. McAllaster
          James M. Seneff, Jr.

2. Proposal to Amend the Amended and Restated Articles of Incorporation to increase the number of Authorized Shares
     (See Proxy Statement page 10)

                 FOR           AGAINST           ABSTAIN

3. Proposal to Amend the Amended and Restated Articles of Incorporation to permit the Company (i) to make loans to wholly owned subsidiaries and (ii) to make mortgage loans to joint ventures with unaffiliated third parties in compliance with other restrictions in the Amended and Restated Articles of Incorporation (See Proxy Statement page 12)

                 FOR           AGAINST           ABSTAIN

4.       Other Matters:
     Grant authority upon such other matters as may come before the Meeting as they determine to be in the best interest of the Company

                 FOR          AGAINST            ABSTAIN

            (PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE, AND
                          RETURN IN ENCLOSED ENVELOPE)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IF YOU SIGN, DATE AND MAIL YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE "FOR" THE MATTERS STATED. IF
YOU  FAIL TO  RETURN  YOUR  PROXY,  YOUR   PROXY  WILL NOT BE  COUNTED.  EACH
STOCKHOLDER IS URGED TO SUBMIT A SIGNED AND DATED PROXY.


                                            Dated:________________, 2000
                                            ======================

                                            Signature(s) of Stockholder(s)

                                            IMPORTANT:   Please   mark  this
                                            Proxy,    date   it,   sign   it
                                            exactly    as    your    name(s)
                                            appear(s)  and  return it in the
                                            enclosed       postage      paid
                                            envelope.  Joint  owners  should
                                            each      sign       personally.
                                            Trustees  and others  signing in
                                            a  representative  or  fiduciary
                                            capacity  should  indicate their
                                            full titles in such capacity.

                                          CNL HOSPITALITY PROPERTIES, INC.
                                               450 South Orange Avenue
                                               Orlando, Florida 32801




                                  April 6, 2000










To our Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of CNL Hospitality Properties, Inc. (the "Company") on May 23, 2000 at 10:00 a.m. at 450 South Orange Avenue, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the proxy, proxy statement, notice of meeting for the annual meeting of stockholders and annual report.

         The Company experienced a year of tremendous growth in 1999. A favorable market environment combined with our conservative investment philosophy and strong management team contributed to the successful results. During 1999, the Company received over $245 million in gross proceeds through its public offerings of shares of common stock, increased the number of hotel properties in its portfolio from two to 11 and added six new states, increasing its presence to seven states. We believe the Company is extremely well-positioned to participate in the expected continued growth in the hotel real estate market. Following the successful completion of its initial public offering of common stock in June 1999, the Company commenced an offering of up to $275,000,000 (27,500,000 shares) of its common stock, which we anticipate will be completed in the second quarter of 2000. A third offering of up to $450,000,000 (45,000,000 shares) is expected to commence immediately following the completion of the Company's current offering. The net proceeds of these offerings will be invested in triple-net leased properties and mortgage loans.

         We believe that the raising of additional capital by the Company through its current offering and its planned third offering will provide the following benefits:

                  Additional diversification: Additional capital received by the Company will be used to invest in additional properties and mortgage loans, providing the Company with increased diversification by hotel brand, tenant and geographic concentration.

                  Cost efficiencies: The expansion of the Company will allow further economies of scale of general and administrative expenses of the Company.

                  Market capitalization: Additional capital will provide the Company with a larger market capitalization if the Board of Directors determines to list the shares of common stock on a national securities exchange. We believe that it is important to continue to grow the Company to a larger equity capital base, which we believe will provide more visibility in the event the Board determines that listing is the appropriate course of action.






         In an effort to prepare for the Company's anticipated future growth, the Board of Directors is asking for your approval of two important proposals contained in this year's annual proxy, in addition to the election of the Board of Directors:


            o approval to amend the Company's Amended and Restated Articles of Incorporation ("Articles") to increase the number of authorized equity shares from 126,000,000 shares to 216,000,000 shares; and

            o approval to amend the Articles to permit the Company (i) to make loans to wholly owned subsidiaries and (ii) to make mortgage loans to joint ventures with unaffiliated third parties in compliance with other restrictions in the Articles.

         As we prepare for the exciting year ahead, the Board of Directors unanimously recommends that you vote to approve the three proposals presented in this year's proxy statement. Your vote counts. Please complete and return the attached ballot today. Thank you for your attention to this matter.

Sincerely,




/s/ James M. Seneff, Jr.                             /s/ Robert A. Bourne
------------------------------                       ---------------------
James M. Seneff, Jr.                                 Robert A. Bourne
Chairman of the Board and                            Vice Chairman and
Chief Executive Officer                              President

                        CNL HOSPITALITY PROPERTIES, INC.
                             450 South Orange Avenue
                             Orlando, Florida 32801


                    Notice of Annual Meeting of Stockholders
                             To Be Held May 23, 2000


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CNL HOSPITALITY PROPERTIES, INC. (the "Company") will be held at 10:00 a.m. local time, on May 23, 2000, at 450 South Orange Avenue, Orlando, Florida, for the following purposes:

          1.      To elect seven directors.

          2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation (the "Articles") increasing the number of authorized equity shares from 126,000,000 shares (consisting of 60,000,000 Common Shares, 3,000,000 Preferred Shares and 63,000,000 Excess Shares) to 216,000,000 shares (consisting of 150,000,000 Common Shares, 3,000,000 Preferred Shares and 63,000,000 Excess Shares).

          3. To approve amendments to the Company's Articles to permit the Company (i) to make loans to wholly owned subsidiaries and
                  (ii) to make mortgage loans to joint ventures with unaffiliated third parties in compliance with other restrictions in the Articles.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on February 25, 2000 will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

         Stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IF YOU DECIDE TO ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                       By Order of the Board of Directors,


                                        /s/ Lynn E. Rose
                                        ----------------------
                                        Lynn E. Rose
                                        Secretary

April 6, 2000
Orlando, Florida

                        CNL HOSPITALITY PROPERTIES, INC.
                             450 South Orange Avenue
                             Orlando, Florida 32801




                                 PROXY STATEMENT




     This proxy statement is furnished by the Board of Directors of CNL Hospitality Properties, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held at 10:00 a.m., local time, on May 23, 2000, at the Company's offices, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on February 25, 2000 will be entitled to vote.

     Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR each proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (2) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.

     Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

     Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged D.F. King, a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee of approximately $5,000, plus reimbursement of reasonable out-of-pocket costs and expenses. The Company has agreed to indemnify D.F. King against certain liabilities that it may incur arising out of the services it provides in connection with the annual meeting of stockholders. It is anticipated that this proxy statement and the enclosed proxy first will be mailed to stockholders on or about April 6, 2000.

     As of February 25, 2000, 31,878,255 shares of common stock of the Company were outstanding. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company had the power to vote approximately 4.8% of the outstanding shares of common stock.

                                      -20-

                                TABLE OF CONTENTS


PROPOSAL I:                Election of Directors..............................................................    3
                           Executive Compensation.............................................................    9

PROPOSAL II:               Amendment to the Company's Amended and Restated Articles
                               of Incorporation to Increase the Number of Authorized Shares...................   10

PROPOSAL III:              Amendments to the Company's Amended and Restated Articles
                               of Incorporation to Permit the Company (i) to Make Loans to
                             Wholly Owned Subsidiaries and (ii) to Make Mortgage Loans
                             to Joint Ventures with Unaffiliated Third Parties in Compliance with Other Restrictions in the Amended and Restated
                             Articles of Incorporation........................................................   12

SECURITY OWNERSHIP............................................................................................   14

CERTAIN TRANSACTIONS..........................................................................................   16

INDEPENDENT AUDITORS..........................................................................................   18

OTHER MATTERS.................................................................................................   18

PROPOSALS FOR NEXT ANNUAL MEETING.............................................................................   18

ANNUAL REPORT.................................................................................................   18


                                   PROPOSAL I
                              ELECTION OF DIRECTORS

Nominees

     The persons named below have been nominated by the Board of Directors for election as directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since June 1996. Messrs. Adams, Dustin, Griswold, Kaplan and McAllaster have served as directors since early 1999. The table below sets forth each nominee's name, age, principal occupation or employment during at least the last five years, and directorships in other public corporations.

     The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. Proxies will be voted FOR the election of the following nominees unless authority is withheld.

Name and Age                            Background

Charles E. Adams, 37                    Mr.  Adams  is  the   President   and  a
                                        founding   principal  with   Celebration
                                        Associates, Inc., a real estate advisory
                                        and  development  firm with  offices  in
                                        Celebration,   Florida  and   Charlotte,
                                        North Carolina.  Celebration  Associates
                                        specializes        in        large-scale
                                        master-planned   communities,   seniors'
                                        housing   and    specialty    commercial
                                        developments.  Mr. Adams joined The Walt
                                        Disney  Company  in 1990 and  from  1996
                                        until May 1997 served as Vice  President
                                        of community  business  development  for
                                        The Celebration  Company and Walt Disney
                                        Imagineering.  He  was  responsible  for
                                        Celebration    Education,    Celebration
                                        Network,    Celebration    Health,   and
                                        Celebration  Foundation,  as well as new
                                        business     development,      strategic
                                        alliances,  retail  sales  and  leasing,
                                        commercial  sales and  leasing,  and the
                                        development  of  Little  Lake  Bryan and
                                        Celebration.  Previously,  Mr. Adams was
                                        responsible for the initial residential,
                                        amenity,  sales and marketing,  consumer
                                        research and master planning efforts for
                                        Celebration.   Additionally,  Mr.  Adams
                                        participated   in   the   planning   for
                                        residential development at EuroDisney in
                                        Paris,  France. He was a founding member
                                        of  the  Celebration   School  Board  of
                                        Trustees  and  served as  President  and
                                        founding   member  of  the   Celebration
                                        Foundation Board of Directors. Mr. Adams
                                        is a founding member of the Health Magic
                                        Steering Committee and council member on
                                        the Recreation  Development  Council for
                                        the Urban Land Institute. Before joining
                                        The Walt  Disney  Company  in 1990,  Mr.
                                        Adams   worked   with    Trammell   Crow
                                        Residential  developing luxury apartment
                                        communities    in   the    Orlando   and
                                        Jacksonville, Florida areas. Mr. Adams received a B.A. from Northeast Louisiana
                                        University in 1984 and a M.B.A from Harvard Graduate School of Business in
                                        1989.




 Robert A. Bourne, 52                   Mr.  Bourne is the Vice  Chairman of the
                                        Board of Directors  of the  Company.  In
                                        addition,  he serves as a  director  and
                                        President of CNL Hospitality  Corp., the
                                        advisor  to the  Company,  and CNL Hotel
                                        Investors,    Inc.,    a   real   estate
                                        investment  trust in which  the  Company
                                        owns an interest. Mr. Bourne is also the
                                        President and Treasurer of CNL Financial
                                        Group, Inc. (formerly CNL Group,  Inc.);
                                        a director  and  President of CNL Health
                                        Care   Properties,   Inc.,   a   public,
                                        unlisted real estate  investment  trust;
                                        as well as, a director and  President of
                                        CNL Health Care Corp., its advisor.  Mr.
                                        Bourne  also  serves  as a  director  of
                                        CNLBank.  He has  served  as a  director
                                        since 1992,  Vice  Chairman of the Board
                                        since  February   1996,   Secretary  and
                                        Treasurer  from  February  1996  through
                                        1997,   and  President  from  July  1992
                                        through February 1996, of Commercial Net
                                        Lease  Realty Inc., a public real estate
                                        investment  trust listed on the New York
                                        Stock Exchange. Mr. Bourne has served as
                                        a  director  since  inception  in  1994,
                                        President  from  1994  through  February
                                        1999,   Treasurer   from  February  1999
                                        through  August 1999,  and Vice Chairman
                                        of the Board since  February 1999 of CNL
                                        American   Properties   Fund,   Inc.,  a
                                        public,  unlisted real state  investment
                                        trust.  He also served as a director and
                                        held  various  positions  for  CNL  Fund
                                        Advisors,   Inc.,  the  advisor  to  CNL
                                        American  Properties Fund, Inc. prior to
                                        its merger with such  company  from 1994
                                        through  August  1999.  Mr.  Bourne also
                                        serves  as  a  director,  President  and
                                        Treasurer for various  affiliates of CNL
                                        Financial  Group,  Inc.,  including  CNL
                                        Investment   Company,   CNL   Securities
                                        Corp.,   the  managing  dealer  for  the
                                        Company's   public  offering  of  common
                                        stock, and CNL  Institutional  Advisors,
                                        Inc.,  a registered  investment  advisor
                                        for  pension  plans.  Since  joining CNL
                                        Securities Corp. in 1979, Mr. Bourne has
                                        participated  as a  general  partner  or
                                        co-venturer  in  over  100  real  estate
                                        ventures   involved  in  the  financing,
                                        acquisition,  construction,  and leasing
                                        of   restaurants,    office   buildings,
                                        apartment  complexes,  hotels, and other
                                        real estate. Mr. Bourne began his career
                                        as   a   certified   public   accountant
                                        employed by Coopers & Lybrand, Certified
                                        Public  Accountants,  from 1971  through
                                        1978,  where he attained the position of
                                        tax   manager   in  1975.   Mr.   Bourne
                                        graduated from Florida State University in 1970 where he received a B.A. in Accounting, with honors.




Lawrence A. Dustin, 54                  Mr.  Dustin is  President of the lodging
                                        division     of     Travel      Services
                                        International,   Inc.,   a   specialized
                                        distributor of leisure  travel  products
                                        and services. Mr. Dustin was a principal
                                        of BBT, an advisory company specializing
                                        in  hotel   operations,   marketing  and
                                        development,   from  September  1998  to
                                        August  1999.  Mr.  Dustin  has  over 30
                                        years of experience  in the  hospitality
                                        industry.  From 1994 to September  1998,
                                        Mr.   Dustin   served  as  Senior   Vice
                                        President   of  lodging   of   Universal
                                        Studios  Recreation Group,  where he was
                                        responsible for matters related to hotel
                                        development,  marketing,  operations and
                                        management.  Mr. Dustin  supervised  the
                                        overall  process of developing  the five
                                        highly   themed   hotels   and   related
                                        recreational  amenities within Universal
                                        Studios Escape and provided guidance for
                                        hotel   projects  in   Universal   City,
                                        California,  Japan, and Singapore.  From
                                        1989 to 1994, Mr. Dustin served as a shareholder, Chief Executive Officer, and director of AspenCrest Hospitality,
                                        Inc., a professional services firm which helped hotel owners enhance both the operating performance and asset value of their properties. From 1969 to 1989, Mr.
                                        Dustin held various positions in the hotel industry, including 14 years in management with Westin Hotels & Resorts.
                                        Mr. Dustin received a B.A. from Michigan
                                        State University in 1968.




  John A. Griswold, 51                  Mr.  Griswold  serves  as  President  of
                                        Tishman Hotel Corporation,  an operating
                                        unit of  Tishman  Realty &  Construction
                                        Co.,  Inc.,  founded  in  1898.  Tishman
                                        Hotel  Corporation is a hotel developer,
                                        owner  and  operator,  and has  provided
                                        such  services  for more than 85 hotels,
                                        totaling  more than  30,000  rooms.  Mr.
                                        Griswold     joined     Tishman    Hotel
                                        Corporation in 1985.  From 1981 to 1985,
                                        Mr.  Griswold  served as general manager
                                        of the Buena Vista  Palace  Hotel in The
                                        Walt Disney World Village.  From 1978 to
                                        1981,  he served as Vice  President  and
                                        general manager of the Homestead Resort,
                                        a  luxury  condominium  resort  in  Glen
                                        Arbor,  Michigan. Mr. Griswold served as
                                        an  operations   manager  for  The  Walt
                                        Disney Company from 1971 to 1978. He was
                                        responsible for  operational,  financial
                                        and  future   planning  for   multi-unit
                                        dining  facilities  in Walt Disney World
                                        Village  and Lake  Buena  Vista  Country
                                        Club.  He is a  member  of the  board of
                                        directors  of the Florida  Hotel & Motel
                                        Association,    Orlando/Orange    County
                                        Convention & Visitors  Bureau,  Inc. and
                                        the  First   Orlando   Foundation.   Mr.
                                        Griswold received a B.S. from the School
                                        of  Hotel   Administration   at  Cornell
                                        University in Ithaca, New York.

Matthew W. Kaplan, 37                   Mr.  Kaplan is a  managing  director  of
                                        Rothschild  Realty  Inc.  where  he  has
                                        served  since  1992,  and  where  he  is
                                        responsible  for  securities  investment
                                        activities including acting as portfolio
                                        manager of Five Arrows Realty Securities
                                        LLC, a $900 million  private  investment
                                        fund.  Mr.  Kaplan has been a director a
                                        WNY Group, Inc., a private  corporation,
                                        since 1999.  Mr. Kaplan also serves as a
                                        director of CNL Hospitality  Corp.,  the
                                        advisor  to the  Company,  and CNL Hotel
                                        Investors,    Inc.,    a   real   estate
                                        investment  trust in which  the  Company
                                        owns an interest. From 1990 to 1992, Mr.
                                        Kaplan served in the  corporate  finance
                                        department   of   Rothschild   Inc.,  an
                                        affiliate of Rothschild  Realty Inc. Mr.
                                        Kaplan   served   as   a   director   of
                                        Ambassador  Apartments  Inc. from August
                                        1996 through May 1998 and is a member of
                                        the Urban  Land  Institute.  Mr.  Kaplan
                                        received  a  B.A.   with   honors   from
                                        Washington  University  in  1984  and  a
                                        M.B.A.   from  the  Wharton   School  of
                                        Finance and Commerce at the University of Pennsylvania in 1988.



 Craig M. McAllaster, 48                Dr. McAllaster has served as director of
                                        the  executive MBA program at the Roy E.
                                        Crummer  Graduate  School of Business at
                                        Rollins College since 1994.  Besides his
                                        duties  as   director,   he  is  on  the
                                        management   faculty   and   serves   as
                                        executive  director of the international
                                        consulting  practicum  programs  at  the
                                        Crummer   School.   Prior   to   Rollins
                                        College,   Dr.  McAllaster  was  on  the
                                        faculty at the School of Industrial  and
                                        Labor Relations and the Johnson Graduate
                                        School of  Management,  both at  Cornell
                                        University and the University of Central
                                        Florida.  Dr.  McAllaster spent over ten
                                        years  in  the  consumer   services  and
                                        electronics   industry  in   management,
                                        organizational and executive development
                                        positions.  He is a  consultant  to many
                                        domestic and international  companies in
                                        the areas of  strategy  and  leadership.
                                        Dr. McAllaster  received a B.S. from the
                                        University  of Arizona  in 1973,  a M.S.
                                        from  Alfred  University  in 1981  and a
                                        M.A.   and   Doctorate   from   Columbia
                                        University in 1987.



 James M. Seneff, Jr., 53               Mr.  Seneff is  Chairman of the Board of
                                        Directors and Chief Executive Officer of
                                        the  Company.  In  addition,   he  is  a
                                        director,  Chairman  of  the  Board  and
                                        Chief    Executive    Officer   of   CNL
                                        Hospitality  Corp.,  the  advisor to the
                                        Company, and CNL Hotel Investors,  Inc.,
                                        a real estate  investment trust in which
                                        the Company owns an interest. Mr. Seneff
                                        is  a  principal   stockholder   of  CNL
                                        Holdings,  Inc.,  the parent  company of
                                        CNL Financial Group, Inc.  (formerly CNL
                                        Group,  Inc.), a diversified real estate
                                        company,  and has served as a  director,
                                        Chairman   of  the   Board   and   Chief
                                        Executive   Officer  of  CNL   Financial
                                        Group, Inc. since its formation in 1980.
                                        CNL Financial Group,  Inc. is the parent
                                        company,  either  directly or indirectly
                                        through subsidiaries, of CNL Real Estate
                                        Services,  Inc., CNL Hospitality  Corp.,
                                        CNL   Capital    Markets,    Inc.,   CNL
                                        Investment  Company  and CNL  Securities
                                        Corp.,   the  managing  dealer  for  the
                                        Company's   public  offering  of  common
                                        stock.  He also  serves  as a  director,
                                        Chairman   of  the   Board   and   Chief
                                        Executive  Officer  of CNL  Health  Care
                                        Properties,  Inc.,  a  public,  unlisted
                                        real estate investment trust, as well as
                                        CNL  Health  Care  Corp.,  its  advisor.
                                        Since  1992,  Mr.  Seneff  has served as
                                        Chairman   of  the   Board   and   Chief
                                        Executive   Officer  of  Commercial  Net
                                        Lease Realty, Inc., a public real estate
                                        investment  trust  that is listed on the
                                        New York Stock Exchange. In addition, he
                                        has served as a director and Chairman of
                                        the Board since  inception in 1994,  and
                                        served as Chief  Executive  Officer from
                                        1994  through   August   1999,   of  CNL
                                        American   Properties   Fund,   Inc.,  a
                                        public,  unlisted real estate investment
                                        trust.  He also  served  as a  director,
                                        Chairman   of  the   Board   and   Chief
                                        Executive  Officer of CNL Fund Advisors,
                                        Inc,   the   advisor  to  CNL   American
                                        Properties  Fund,  Inc.  until it merged
                                        with such company in September 1999. Mr.
                                        Seneff  has also  served as a  director,
                                        Chairman   of  the   Board   and   Chief
                                        Executive   Officer  of  CNL  Securities
                                        Corp.,   since  1979;   CNL   Investment
                                        Company,    since    1990;    and    CNL
                                        Institutional   Advisors,  a  registered
                                        investment  advisor for  pension  plans,
                                        since 1990. Mr. Seneff  formerly  served
                                        as a director  of First  Union  National
                                        Bank of  Florida,  N.A.,  and  currently
                                        serves as the  Chairman  of the Board of
                                        CNLBank. Since 1971, Mr. Seneff has been
                                        active in the acquisition,  development,
                                        and  management of real estate  projects
                                        and,  directly or through an  affiliated
                                        entity,  has served as a general partner
                                        or  co-venturer  in over 100 real estate
                                        ventures.  These  ventures have involved
                                        the       financing,        acquisition,
                                        construction,     and     leasing     of
                                        restaurants, office buildings, apartment
                                        complexes,   hotels,   and  other   real
                                        estate. Mr. Seneff served on the Florida
                                        State  Commission  on  Ethics  and  is a
                                        former  member and past  Chairman of the
                                        State  of  Florida  Investment  Council,
                                        which recommends to the Florida Board of
                                        Administration  investments  for various
                                        Florida employee  retirement  funds. The
                                        Florida  Board  of   Administration   is
                                        Florida's principal investment advisory and money management agency and oversees the investment of more than $60 billion of retirement funds. Mr. Seneff received his degree in Business Administration from Florida State University in 1968.

     In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

     A majority of the Company's directors are required to be independent, as that term is defined in the Company's Articles of Incorporation. Messrs. Adams, Dustin, Griswold and McAllaster are independent directors.

Compensation of Directors

     During the year ended December 31, 1999, each independent director earned approximately $6,000 for serving on the Board of Directors. In addition, each independent director receives $750 per Board meeting attended ($375 for each telephonic meeting in which the director participated), including committee meetings. The Company has not, and in the future will not, pay any compensation to the directors of the Company who also serve as officers and directors of CNL Hospitality Corp., the Company's advisor (the "Advisor").

     The Board of Directors met five times during the year ended December 31, 1999. Each current member of the Board of Directors attended at least 75 percent of the total meetings of the Board of Directors and of any committee on which he served.

Committees of the Board of Directors

     The Company has a standing Audit Committee, the members of which are selected by the Board of Directors each year. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. During 1999, the Audit Committee was comprised of Messrs. Griswold, Adams and McAllaster. The Audit Committee met once during the year ended December 31, 1999.

     The Company does not have a compensation or nominating committee.






Executive Officers

     The executive officers of the Company are as follows:

     Name                  Age        Position

     James M. Seneff, Jr.  53         Chief Executive Officer and Chairman of
                                      the Board

     Robert A. Bourne      52         President and Vice Chairman

     Charles A. Muller     41         Chief Operating Officer and Executive
                                      Vice President

     Jeanne A. Wall        41         Executive Vice President

     Lynn E. Rose          51         Secretary and Treasurer

     C. Brian Strickland   37         Vice President of Finance and
                                      Administration

     Charles A. Muller. Chief Operating Officer and Executive Vice President. Mr. Muller joined CNL Financial Group, Inc. (formerly CNL Group, Inc.) in October 1996 and is responsible for the planning and implementation of CNL's interest in hotel industry investments, including acquisitions, development, project analysis and due diligence. He currently serves as the Chief Operating Officer and Executive Vice President of CNL Hospitality Corp., the Advisor, and Executive Vice President of CNL Hotel Development Company. Mr. Muller joined CNL following more than 15 years of broad- based hotel industry experience with firms such as Tishman Hotel Corporation, Wyndham Hotels & Resorts, Pannell Kerr Forster and AIRCOA Hospitality Services. Mr. Muller's background includes responsibility for market review and valuation efforts, property acquisitions and development, capital improvement planning, hotel operations and project management for renovations and new construction. Mr. Muller served on the former Market, Finance and Investment Analysis Committee of the American Hotel & Motel Association and is a founding member of the Lodging Industry Investment Council. He holds a bachelor's degree in Hotel Administration from Cornell University.

     Jeanne A. Wall. Executive Vice President. Ms. Wall serves also as Executive Vice President and director of CNL Hospitality Corp., the Advisor. In addition, Ms. Wall serves as Executive Vice President of CNL Health Care Properties, Inc., a public, unlisted real estate investment trust, and CNL Health Care Corp., its advisor. She also serves as a director for CNLBank. Ms. Wall serves as Executive Vice President of CNL Financial Group, Inc. (formerly CNL Group, Inc.). Ms. Wall has served as Chief Operating Officer of CNL Investment Company and of CNL Securities Corp. since 1994 and has served as Executive Vice President of CNL Investment Company since January 1991. In 1984, Ms. Wall joined CNL Securities Corp. and in 1985, became Vice President. In 1987, she became a Senior Vice President and in July 1997, became Executive Vice President of CNL Securities Corp. In this capacity, Ms. Wall serves as national marketing and sales director and oversees the national marketing plan for the CNL investment programs. In addition, Ms. Wall oversees product development, communications and investor services for programs offered through participating brokers. Ms. Wall also served as Senior Vice President of CNL Institutional Advisors Inc., a registered investment advisor, from 1990 to 1993. Ms. Wall served as Vice President of Commercial Net Lease Realty, Inc., a public real estate investment trust listed on the New York Stock Exchange, from 1992 through 1997, and served as Vice President of CNL Realty Advisors, Inc. from its inception in 1991 through 1997. Ms. Wall also served as Executive Vice President of CNL American Properties Fund, Inc., a public, unlisted real estate investment trust, from 1994 through August 1999, and as Executive Vice President of CNL Fund Advisors, Inc., its advisor, from 1994 through August 1999, at which time it merged with CNL American Properties Fund, Inc. Ms. Wall currently serves as a trustee on the Board of the Investment Program Association, is a member of the Corporate Advisory Council for the International Association for Financial Planning and is a member of the International Women's Forum. In addition, she previously served on the Direct Participation Program committee for the National Association of Securities Dealers, Inc. Ms. Wall holds a B.A. in Business Administration from Linfield College and is a registered principal of CNL Securities Corp.

     Lynn E. Rose. Secretary and Treasurer. Ms. Rose also serves as Secretary, Treasurer and a director of CNL Hospitality Corp., the Advisor. Ms. Rose is Secretary and Treasurer of CNL Health Care Properties, Inc., a public, unlisted real estate investment trust, and serves as Secretary of its subsidiaries. In addition, she serves as Secretary, Treasurer and a director of CNL Health Care Corp., its advisor. Ms. Rose served as Secretary of CNL American Properties Fund, Inc., a public, unlisted real estate investment trust, from 1994 through August 1999, and served as Treasurer from 1994 through February 1998. She also served as Treasurer of CNL Fund Advisors, Inc. from 1994 through July 1998, and served as Secretary and a director from 1994 through August 1999, at which time it merged with CNL American Properties Fund, Inc. Ms. Rose served as Secretary and Treasurer of Commercial Net Lease Realty, Inc., a public real estate investment trust listed on the New York Stock Exchange, from 1992 to February 1996, and as Secretary and a director of CNL Realty Advisors, Inc., its advisor, from its inception in 1991 through 1997. She also served as Treasurer of CNL Realty Advisors, Inc. from 1991 through February 1996. Ms. Rose, a certified public accountant, has served as Secretary of CNL Financial Group, Inc. (formerly CNL Group, Inc.) since 1987, served as Controller from 1987 to 1993 and has served as Chief Financial Officer since 1993. She also serves as Secretary of the subsidiaries of CNL Financial Group Inc. and holds various other offices in the subsidiaries. In addition, she serves as Secretary for approximately 50 additional corporations affiliated with CNL Financial Group, Inc. and it subsidiaries. Ms. Rose has served as Chief Financial Officer and Secretary of CNL Securities Corp. since July 1994. Ms. Rose oversees the tax and legal compliance for over 375 corporations, partnerships and joint ventures, and the accounting and financial reporting for over 200 entities. Prior to joining CNL, Ms. Rose was a partner with Robert A. Bourne in the accounting firm of Bourne & Rose, P.A., Certified Public Accountants. Ms. Rose holds a B.A. in Sociology from the University of Central Florida. She was licensed as a certified public accountant in 1979.

     C. Brian Strickland. Vice President of Finance and Administration. Mr. Strickland also currently serves as Senior Vice President of Finance and Administration of CNL Hospitality Corp., the Advisor, and CNL Hotel Development Company. Mr. Strickland supervises the companies' financial reporting, financial control and accounting functions as well as forecasting, budgeting and cash management activities. He is also responsible for regulatory compliance, equity and debt financing activities and insurance for the companies. Mr. Strickland joined CNL Hospitality Corp. in April 1998 with an extensive accounting background. Prior to joining CNL, he served as Vice President of Taxation with Patriot American Hospitality, Inc., where he was responsible for implementation of tax planning strategies on corporate mergers and acquisitions and where he performed or assisted in strategic processes in the REIT industry. From 1989 to 1997, Mr. Strickland served as a director of tax and asset management for Wyndham Hotels & Resorts where he was integrally involved in structuring acquisitive transactions, including the consolidation and initial public offering of Wyndham Hotel Corporation and its subsequent merger with Patriot American Hospitality, Inc. In his capacity as director of asset management, he was instrumental in the development and opening of a hotel and casino in San Juan, Puerto Rico. Prior to 1989, Mr. Strickland was senior tax accountant for Trammell Crow Company where he provided tax-consulting services to regional development offices. From 1986 to 1988, Mr. Strickland was tax accountant for Ernst & Whinney where he was a member of the real estate practice group. Mr. Strickland is a certified public accountant and holds a bachelor's degree in accounting.

     The backgrounds of Messrs. Seneff and Bourne are described at "ELECTION OF DIRECTORS."

                             EXECUTIVE COMPENSATION

Annual Compensation

     No annual or long-term compensation was paid by the Company to the Chief Executive Officer for services rendered in all capacities to the Company during the years ended December 31, 1999, 1998 and 1997. In addition, no executive officer of the Company received an annual salary or bonus from the Company during the year ended December 31, 1999. The Company's executive officers also are employees and executive officers of the Advisor or its affiliates and receive compensation from CNL Financial Group, Inc. (formerly CNL Group, Inc.)
and its affiliates in part for services in such capacities. See "Certain Transactions" for a description of the fees payable and expenses reimbursed to the Advisor.

                                   PROPOSAL II
                APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED
                    AND RESTATED ARTICLES OF INCORPORATION TO
                    INCREASE THE NUMBER OF AUTHORIZED SHARES


     The Board of Directors of the Company has unanimously approved and directed that there be submitted to stockholders for their approval an amendment to
Article VII of the Company's Amended and Restated Articles of Incorporation, as amended, Section 7.1, which would increase the number of shares that the Company is authorized to issue from 126,000,000 to 216,000,000 (the "Share Increase Amendment"). At February 25, 2000, the Company had 31,878,255 shares of common stock outstanding.

     The text of the proposed amendment is set forth below (the new text is double underlined, deleted text is struck through):

     RESOLVED, that Section 7.1 of Article VII of the Company's Amended and Restated Articles of Incorporation be amended to read as follows:

     SECTION 7.1 Authorized Shares. The beneficial interest in the Company shall be divided into Equity Shares. The total number of Equity Shares which the Company is authorized to issue is two hundred sixteen one hundred twenty six million (216 126 ,000,000) shares of beneficial interest, consisting of one hundred fifty sixty million (150 60 ,000,000) Common Shares (as defined and described in Section 7.2(b) (ii) hereof), three million (3,000,000) Preferred Shares (as defined in Section 7.3 hereof) and sixty-three million (63,000,000) Excess Shares (as defined in Section 7.7 hereof). All Shares shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine or, if issued as a result of a Share dividend or Share split, without any consideration.

     The Company will not be able to sell all 45,000,000 shares in its proposed third offering unless additional shares are authorized. In the event that no more shares are authorized, the Company will be permitted to sell only 20,000,000 shares in its proposed third offering, preventing the Company from raising all of the capital the Board believes is advisable to increase the size of the Company's property portfolio. In addition, the Board of Directors believes that authorization of additional shares of Common Stock is essential for the Company to take advantage of certain business and investment opportunities, if and as they become available, that require the issuance of additional shares of common stock. The Company anticipates that it may engage in additional equity financing, through either public or private offerings of its securities for cash, issuance of such securities in exchange for assets, or a combination of the foregoing, although it currently is not involved in any negotiations and has not entered into any arrangements relating to any of these capital transactions, other than its planned third offering. In addition, the Company may need additional common shares in the future for its distribution reinvestment plan. In order to permit the Company greater flexibility to issue additional shares of common stock from time to time in order to raise capital in public or private stock offerings, consummate future acquisitions of properties, or authorize issuances pursuant to the Company's distribution reinvestment plan, as well as for other similar purposes, the Board of Directors considers it advisable that the Company be in a position to issue 90,000,000 additional shares without the requirement of stockholder approval.

     The Share  Increase  Amendment  will not change any other aspect of Article
VII. Holders of the capital stock of the Company, however, will not have the right to approve the issuance of additional shares of common stock up to the amount of authorized shares. However, management anticipates that any transaction by which the Company would issue shares in order to become self-administered would be submitted to the stockholders for approval. In addition, holders of the capital stock of the Company do not have any preemptive rights to subscribe for or purchase any shares of capital stock of the Company, which means that current stockholders do not have a prior right to purchase any new issue of common stock of the Company in order to maintain their proportionate ownership. Consequently, the issuance of additional shares of capital stock may dilute the interest of a current stockholder if additional shares are issued at less than fair market value and the stockholder does not purchase or is not offered the opportunity to purchase additional shares.







     The existence of a large number of authorized but unissued shares could have the effect of hindering or frustrating a takeover of the Company. The availability for issuance of additional shares of common stock would provide the Board of Directors with flexibility in responding to a merger or acquisition bid by placing blocks of shares with persons friendly to the Company, or by taking other steps to prevent an acquisition of the Company under circumstances which the Board of Directors does not believe to be in the Company's best interest. The Company is not aware of any entity which intends to propose a merger with, or seek to gain control of, the Company.

     Approval of the Share Increase Amendment requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote thereon. The Company's officers and directors have advised the Company that they intend to vote their shares of Common Stock for the Share Increase Amendment.

     The Share Increase Amendment, if approved by stockholders, will become effective on the date the Share Increase Amendment is filed with the Maryland Department of Assessments and Taxation. It is anticipated that the appropriate filing to effect the Share Increase Amendment will be made soon after the annual meeting as practicable.

     The Board of Directors unanimously recommends that stockholders vote FOR the Share Increase Amendment. Proxies will be voted for the Share Increase Amendment unless stockholders designate otherwise.

                                  PROPOSAL III:
                     APPROVAL OF AMENDMENTS TO THE COMPANY'S
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
             TO PERMIT THE COMPANY (I) TO MAKE LOANS TO WHOLLY OWNED
         SUBSIDIARIES AND (II) TO MAKE MORTGAGE LOANS TO JOINT VENTURES
            WITH UNAFFILIATED THIRD PARTIES IN COMPLIANCE WITH OTHER
              RESTRICITIONS IN THE AMENDED AND RESTATED ARTICLES OF
                                  INCORPORATION

     The Articles contain a number of provisions that limit the Company's ability to enter into transactions with affiliated parties. Section 6.4(ii) states that the Company will not make any loans to Affiliates. Affiliates are defined to include: (i) any person or entity directly or indirectly through one or more intermediaries controlling, controlled by, or under common control with another person or entity; (ii) any person or entity, directly or indirectly owning, controlling, or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another person or entity; (iii) any officer, director, partner or trustee of such person or entity; (iv) any person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote, by such other person; and (v) if such other person or entity is an officer, director, partner or trustee of a person or entity, the person or entity for which such person or entity acts in any such capacity.

     The Board of Directors believes that this provision is more restrictive than is necessary to protect the interests of stockholders. For example, Section 6.4(ii) currently prohibits the Company from making a loan to a wholly owned subsidiary, such as CNL Hospitality Properties, LP, which is the operating entity through which the Company owns its properties and conducts its business. Additionally, the current provisions prohibit the Company from making a loan to a joint venture in which the Company owns an interest of as little as 10% and in which the remaining interest is held by an unaffiliated third party. Because the Board of Directors believes that Section 6.4(ii), as currently in effect, precludes business transactions that are potentially advantageous to the Company and that do not present undue risk of conflicts of interest with the Sponsor (as such term is defined in the Articles), the Directors, the Advisor and Affiliates of those persons, the Board has unanimously recommends that an amendment to
Section 6.4(ii) of Article VI of the Articles be submitted to stockholders for approval.

     The Company believes that the proposed change is consistent with the requirements of the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association (NASAA). These guidelines are applicable to REITs, which make offerings that are not exempt from registration under state securities laws.

     The proposed amendment would allow the Company (i) to make loans to wholly owned subsidiaries and (ii) to make mortgage loans to joint ventures with unaffiliated third parties in compliance with Section 5.4(iii) of the Company's Articles (which requires the Company to obtain an independent appraisal of the value of the underlying property). The Company would not be permitted to make loans to Affiliates in any other cases. The amendment as set forth below and approved by the Board of Directors makes no other changes to the existing text of Section 6.4(ii).

     The ability to make loans to certain Affiliates increases the risk that the Company will make loans that are inadequately secured, that are to borrowers that do not meet the Company's usual standards of creditworthiness, or that are made on terms more favorable to the borrower than would be the case in a loan to an unaffiliated party. The Company believes that these risks are mitigated by the protections provided by other sections of the Articles. For example, Section 5.4(iii) of the Articles requires an independent appraisal of the property underlying a mortgage loan involving the Advisor, Directors and Affiliates. In addition, Section 9.5 requires that any transaction with Affiliates be ratified by a majority of the independent directors not affiliated with a person who is party to the transaction and further requires that the transaction be fair and reasonable to the Company and its stockholders and that the terms of such transaction be at least as favorable as the terms of any comparable transaction made on an arms-length basis and known to the Directors.

     The text of the proposed amendment is set forth below (the new text is double underlined, deleted text is struck through):

     RESOLVED, that Section 6.4(ii) of Article VI of the Company's Amended and Restated Articles of Incorporation, as amended, be amended to read as follows:

Section 6.4  Other Transactions

     (ii) The Company will shall not make any loans to Affiliates, except (A) to wholly owned subsidiaries of the Company, or (B) mortgage loans to Joint Ventures (and joint ventures of wholly owned subsidiaries of the Company) in which no co-venturer is the Sponsor, the Advisor, the Directors or any Affiliate of those persons or of the Company (other than a wholly owned subsidiary of the Company) as provided under Section 5.4 (iii). Any loans to the Company by the Advisor or its Affiliates must be approved by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

     In connection with the above-described amendment to Section 6.4(ii), the Board of Directors unanimously recommends an amendment to section 5.4(xviii) of the Articles, which prohibits the Company from making loans to the Advisor and its Affiliates. Because certain mortgage loans to Affiliates and loans to wholly owned subsidiaries would be permitted by the revised Section 6.4(ii), retaining section  5.4(xviii) in its current form would be  inconsistent  with the amended
Section 6.4(ii). The Board of Directors has unanimously recommended that an amendment to Section 5.4(xviii) of Article V of the Articles, which excepts transactions made subject to Section 6.4(ii), be submitted to stockholders for approval. The amendment as approved by the Board of Directors makes no other changes to the existing text of Section 5.4.

     The text of the proposed amendment to Section 5.4(xviii) of the Articles is set forth below (the new text is double underlined, deleted text is struck through):

     RESOLVED, that Section 5.4(xviii) of Article V of the Company's Amended and Restated Articles of Incorporation, as amended, be amended to read as follows:

     Section 5.4 Investment Limitation. In addition to the other investment restrictions imposed by the Directors from time to time, consistent with the Company's objective of qualifying as a REIT, the following shall apply to the Company's investments:

     (xviii) The Company shall not make loans to the Advisor or its Affiliates, except as provided under Section 6.4(ii).

     Approval of these amendments requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to be voted thereon. The Company's officers and directors have advised the Company that they intend to vote their shares of Common Stock for these amendments.

     These amendments, if approved by the stockholders, will become effective on the date the amendments are filed with the Maryland Department of Assessments and Taxation. It is anticipated that the appropriate filing to effect these amendments will be made as soon after the annual meeting as is practicable.

     The Board of Directors unanimously recommends that stockholders vote these amendments. Proxies will be voted for these amendments unless stockholders designate otherwise.

                               SECURITY OWNERSHIP


     The following table sets forth, as of February 25, 2000, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's common stock, by each director and nominee, and by all officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors.

     Name and Address                       Number of Shares        Percent
     of Beneficial Owner                    Beneficially Owned      of Shares

     Charles E. Adams                          0                        --
     One Peach Lane
     Ft. Mill, SC  29716

     Robert A. Bourne                          0                        --
     450 South Orange Avenue
     Orlando, FL  32801

     Lawrence A. Dustin                        0                       --
     2120 Walnut Hill Lane, Suite 100
     Irving, TX  75038

     John A. Griswold                          0                        --
     1200 EPCOT Resorts Blvd.
     Lake Buena Vista, FL  32830

     Matthew W. Kaplan                         1,499,960 (1)           4.7%
     1251 Avenue of the Americas
     51st Floor
     New York, NY  10020

     Craig M. McAllaster                       0                        --
     1000 Holt Avenue - 2722
     Winter Park, FL  32789-4499

     Charles A. Muller                         500 (2)                 (3)
     450 South Orange Avenue
     Orlando, FL  32801

     James M. Seneff, Jr.                      20,000 (4)              (3)
     450 South Orange Avenue
     Orlando, FL  32801

     All directors and executive               1,520,460               4.8%
     officers as a group (11 persons)




(1) Represents shares held by Five Arrows Securities Realty II, LLC, a Delaware limited liability company in which Rothschild Realty Investors II, LLC, the managing member, has appointed Mr. Kaplan, among others, as a manager of Five Arrows Realty Securities II, LLC.
     Mr. Kaplan disclaims beneficial ownership of such shares.

(2)  Represents shares held by Mr. Muller as an individual.

(3)  Less than one percent.

(4) Represents shares held by the Advisor, of which Mr. Seneff is a director. Mr. Seneff and his wife share beneficial ownership of the Advisor through their ownership of CNL Financial Group, Inc. (formerly CNL Group, Inc.) through its parent company, CNL Holdings, Inc. The Advisor is a majority owned subsidiary of CNL Financial Group, Inc. (formerly CNL Group, Inc.).

Compliance With Section 16(a) of the Securities Exchange Act

     Section  16(a)  of the  Securities  Exchange  Act  requires  the  Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by the SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

Based solely upon a review of Section 16(a) reports furnished to the Company for 1999, written representations that no other reports were required and other information known to the Company, the Company believes that the Reporting Persons complied with all filing requirements for 1999, except that Messrs. Kaplan, Dustin and Griswold did not timely file statements of beneficial ownership on Form 3 and Mr. Kaplan did not timely file a statement of changes in beneficial ownership on Form 4 relating to one transaction. In addition, Mr. Strickland did not timely file a statement of beneficial ownership on Form 3 in 1998.

                              CERTAIN TRANSACTIONS


     All of the executive officers of the Company are executive officers of the Advisor, a majority owned subsidiary of CNL Financial Group, Inc. (formerly CNL Group, Inc.), of which Messrs. Seneff and Bourne are affiliates. In addition, Messrs. Seneff and Bourne, Ms. Rose and Ms. Wall are executive officers of CNL Securities Corp., the managing dealer of the Company's offering of shares of common stock, and a wholly owned subsidiary of CNL Financial Group, Inc. Messrs. Seneff and Bourne are directors of the Company, the Advisor and CNL Securities Corp., and Ms. Rose is a director of the Advisor. Mr. Kaplan is a director of the Company and the Advisor. Administration of the day-to-day operations of the Company is provided by the Advisor, pursuant to the terms of an advisory agreement. The Advisor also serves as the Company's consultant in connection with policy decisions to be made by the Company's Board of Directors, manages the Company's properties and renders such other services as the Board of Directors deems appropriate. The Advisor also bears the expense of providing the executive personnel and office space to the Company. The Advisor is at all times subject to the supervision of the Board of Directors of the Company and has only such functions and authority as the Company may delegate to it as the Company's agent.

     CNL Securities Corp. is entitled to receive selling commissions amounting to 7.5% of the total amount raised from the sale of shares of common stock for services in connection with the offering of shares, a substantial portion of which may be paid as commissions to other broker-dealers. For the year ended December 31, 1999, the Company incurred $17,320,448 of such fees, of which approximately $16,164,488 was paid by CNL Securities Corp. as commissions to other broker-dealers.

     In addition, CNL Securities Corp. is entitled to receive a marketing support and due diligence expense reimbursement fee equal to 0.5% of the total amount raised from the sale of shares, a portion of which may be reallowed to other broker-dealers. For the year ended December 31, 1999, the Company incurred $1,154,697 of such fees, the majority of which were reallowed to other broker-dealers and from which all bona fide due diligence expenses were paid.

     In addition, in connection with its current offering of common stock, the Company has agreed to issue and sell soliciting dealer warrants ("Soliciting Dealer Warrants") to CNL Securities Corp. The price for each warrant will be $0.0008 and one warrant will be issued for every 25 shares sold by the managing dealer. All or a portion of the Soliciting Dealer Warrants may be reallowed to soliciting dealers with prior written approval from, and in the sole discretion of, the managing dealer, except where prohibited by either federal or state securities laws. The holder of a Soliciting Dealer Warrant will be entitled to purchase one share of common stock from the Company at a price of $12.00 during the five year period commencing the date the current offering began. No Soliciting Dealer Warrants, however, will be exercisable until one year from the date of issuance. As of February 25, 2000, CNL Securities Corp. has been issued approximately 479,000 Soliciting Dealer Warrants.

     The Advisor is entitled to receive acquisition fees for services in identifying the properties and structuring the terms of the acquisition and leases of the properties and structuring the terms of the mortgage loans equal to 4.5% of gross proceeds, loan proceeds from permanent financing and amounts outstanding on the line of credit, if any, at the time of listing, but excluding that portion of the permanent financing used to finance Secured Equipment Leases. For the year ended December 31, 1999, the Company incurred $10,956,455 of such fees.

     The Company and the Advisor have entered into an advisory agreement pursuant to which the Advisor will receive a monthly asset management fee of one-twelfth of 0.60% of the Company's real estate asset value and the outstanding principal balance of any Mortgage Loans as of the end of the preceding month. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine. During the year ended December 31, 1999, the Company incurred $106,788 of such fees.

     The Company incurs operating expenses which, in general, are those expenses relating to administration of the Company on an ongoing basis. Pursuant to the advisory agreement described above, the Advisor is required to reimburse the Company the amount by which the total operating expenses paid or incurred by the Company exceed in any four consecutive fiscal quarters, the greater of two percent of average invested assets or 25 percent of net income (the "Expense Cap"). For the year ended December 31, 1999, the Company's operating expenses did not exceed the Expense Cap.


     The Advisor and its affiliates provide accounting and administrative services to the Company (including accounting and administrative services in connection with the offering of shares) on a day-to-day basis. For the year ended December 31, 1999, the Company incurred a total of $4,206,709 for these services, $3,854,739 of such costs representing stock issuance costs, $124 representing acquisition related costs and $351,846 representing general operating and administrative expenses, including costs related to preparing and distributing reports required by the Securities and Exchange Commission.

     All amounts paid by the Company to affiliates of the Company are believed by the Company to be fair and comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

     During 1999, the Company opened three bank accounts in a bank in which certain officers and directors of the Company serve as directors, and in which an affiliate of the Advisor is stockholder. The amount deposited with this bank was $15,275,629 at December 31, 1999.

                              INDEPENDENT AUDITORS

     Upon recommendation of and approval by the Board of Directors, including the independent directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year.

     A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.


                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed proxy will vote thereon as he or they determine to be in the best interests of the Company.


                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2001 must be received at the Company's office at 450 South Orange Avenue, Orlando, Florida 32801, no later than December 6, 2000.

     Notwithstanding the aforementioned deadline, under the Company's Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by the Secretary of the Company. With respect to proposals for the 2001 annual meeting, the Secretary of the Company must receive notice of any such proposal no earlier than February 22, 2001, and no later than March 24, 2001.


                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999, accompanies this proxy statement.

                                             By Order of the Board of Directors,



                                             Lynn E. Rose
                                             Secretary

April 6, 2000
Orlando, Florida

CNL Hospitality Properties, Inc. Please Vote Flyer

SEND IN YOUR PROXY

Please Vote

Your Vote Counts...
The date of the CNL Hospitality Properties, Inc. annual stockholder meeting is rapidly approaching. We encourage you to cast your vote promptly, so that we can avoid the time and expense of re-soliciting your vote.


Help Save Costs...
Re-soliciting stockholders adds unnecessary costs to CNL Hospitality Properties, Inc. Help us minimize operational expenses.


Send in Your Proxy Today...
Please review the proxy card located in this stockholder package. Simply cast your vote, sign and detach the proxy and return it in the postage-paid envelope provided.


Thank You!
If you have any questions, please call D.F. King & Co., Inc., which is assisting CNL with this proxy, at 1-800-848-3402. We appreciate your participation and support.


CNL Hospitality Properties, Inc.

CNL Center at City Commons
450 South Orange Avenue
Orlando, FL 32801-3336
(407) 650-1000  (800) 522-3863

CNL Hospitality Properties, Inc. Proxy Card Graphics

Front side of card:

Your Vote is Important!

Please take a minute to sign, date and return your proxy card.

CNL Hospitality Properties Inc.
CNL Center at City Commons
450 South Orange Avenue
Orlando, FL 32801-3336
(407) 650-1000  (800) 522-3863


Back side of card:

The date of the CNL Hospitality Properties, Inc. annual shareholder meeting is quickly approaching...and we need your help!

You should have recently received your CNL Hospitality Properties, Inc. annual report, proxy statement and proxy card. Please take a few minutes to sign, date and return the proxy card. Please note: ALL parties must sign the proxy card in order for it to be valid.

If you have already cast your vote, thank you for your prompt attention to this important matter. We appreciate your participation!

Management cannot vote your shares for you and it is important that your shares are represented.

Please vote. Every Vote Counts! Thank You!